UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 22, 2013

Date of report (Date of earliest event reported)

HUTCHINSON TECHNOLOGY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-34838	41-0901840
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota	55350
(Address of Principal Executive Offices)	(Zip Code)

(320) 587-3797

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 22, 2013, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) under which we agreed to sell $12,200,000 aggregate principal amount of 10.875% Senior Secured Second Lien Notes due 2017 (the “Notes”) to Goldman Sachs Liberty Harbor Capital, LLC (the “Buyer”). Certain affiliates of the Buyer are the current holders of approximately $70,000,000 aggregate principal amount of our outstanding 8.50% Senior Secured Second Lien Notes due 2017 (the “8.50% Secured Notes”). The total purchase price for the Notes was $11,590,000. The description in this report of the material terms and conditions of the Securities Purchase Agreement is qualified by the text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

The closing of the sale of the Notes (the “Private Placement”) occurred on January 22, 2013. We offered and sold the Notes to the Buyer in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and exemptions in applicable state securities laws.

On January 23, 2013, we consummated repurchases of a portion of our outstanding 8.50% Convertible Senior Notes due 2026 (the “8.50% Convertible Notes”), by making cash payments totaling $11,582,840, plus accrued and unpaid interest, for the purchase of $18,682,000 aggregate principal amount of the 8.50% Convertible Notes offered by certain holders for repurchase (the “Repurchases”). The Repurchases were funded by the proceeds of the Private Placement. The Repurchases were pursuant to note repurchase agreements, each dated as of January 9, 2013 (each, a “Repurchase Agreement”), with (i) Silver Lake Credit Fund, L.P., under which we agreed to purchase $4,419,000 aggregate principal amount of our 8.50% Convertible Notes for a total purchase price of $2,739,780, and (ii) Diamondback Master Fund, Ltd., under which we agreed to purchase $14,263,000 aggregate principal amount of our 8.50% Convertible Notes for a total purchase price of $8,843,060, plus, in each case, accrued but unpaid interest. Each Repurchase Agreement was subject to satisfaction of financing and other customary conditions. The description in this report of the material terms and conditions of the Repurchase Agreements is qualified by the text of each Repurchase Agreement, copies of which are filed as Exhibits 10.2 and 10.3 and are incorporated herein by reference.

The Notes were issued under an indenture (the “New Indenture”), dated as of January 22, 2013, among our company, restricted subsidiaries of our company that from time to time become parties thereto as guarantors and Wells Fargo Bank, National Association, as trustee and collateral agent (the “New Indenture Trustee”). The Notes will bear interest at a rate of 10.875% per annum, payable semiannually in arrears on January 15 and July 15 of each year, beginning July 15, 2013. The Notes will mature on January 15, 2017, unless redeemed or repurchased as described below. The Notes are subject to transfer restrictions.

Under the New Indenture, if we or any of our restricted subsidiaries forms or acquires any new domestic subsidiary in the future that is a wholly owned restricted subsidiary, or if any other restricted subsidiary of ours in the future guaranties or otherwise provides certain credit support for our senior secured credit facilities or our 8.50% Secured Notes, that subsidiary will guaranty the Notes. The Note guaranties, if any, are required to be released under certain circumstances.

The Notes and any future Note guaranties rank pari passu in right of payment with all existing and future senior indebtedness of our company and any subsidiary guarantor. The Notes and Note guaranties, if any, will be secured by liens on all of the assets of our company and any subsidiary guarantors securing our senior secured credit facilities (other than capital stock of subsidiaries of our company to the extent that inclusion of such capital stock would require the filing of separate financial statements for such subsidiary with the United States Securities and Exchange Commission). The liens securing the Notes and the Note guaranties, if any, will rank (i) junior in priority to the liens securing our senior secured credit facilities and other permitted prior liens, and (ii) equal and ratable with the liens securing our 8.50% Secured Notes. The liens securing the Notes and any Note guaranties are required to be released under certain circumstances.

We may redeem all or part of the Notes at any time by paying 100% of the principal amount redeemed, plus a make-whole premium as of, and accrued and unpaid interest on the principal amount redeemed to, the date of redemption (subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date as and to the extent provided in the New Indenture).

The New Indenture contains certain covenants that, among other things, will limit our and our restricted subsidiaries’ ability to incur additional indebtedness, pay dividends on or make distributions in respect of capital stock or make certain other restricted payments or investments, enter into agreements that restrict distributions from restricted subsidiaries, sell or otherwise dispose of assets, including capital stock of restricted subsidiaries, enter into transactions with affiliates, create or incur liens and enter into operating leases. The New Indenture also limits the amount of our consolidated total assets and free cash flow that can be attributable to subsidiaries that have not guaranteed the Notes or, in certain cases, had their stock pledged to secure the Notes. The New Indenture contains customary events of default, the occurrence of which would permit the acceleration of the Notes, including failure to pay principal of or interest on the Notes, failure to comply with covenants in the New Indenture or other related documents, default in the payment of principal of, or acceleration of, other material indebtedness for borrowed money of the company, failure of the company or any of its significant subsidiaries to pay or discharge material judgments, and bankruptcy of the company or any of its significant subsidiaries.

If certain changes of control occur, each holder of a Note will have the opportunity to sell us their Notes at a purchase price of 101% of the principal amount of the Notes, plus accrued and unpaid interest, to the applicable repurchase date (subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date as and to the extent provided in the New Indenture). In addition, if we or any of our restricted subsidiaries sell or otherwise dispose of assets under certain circumstances, we must offer to repurchase, prepay or redeem the Notes (and the 8.50% Secured Notes and potentially other indebtedness that is pari passu with the Notes) at a price equal to 100% of the principal amount repurchased, prepaid or redeemed plus accrued and unpaid interest, if any, to the applicable repurchase, prepayment or redemption date, out of the excess cash proceeds of such sale or other disposition after deducting therefrom certain amounts. The description in this report of the material terms and conditions of the New Indenture is qualified by the text of the New Indenture, a copy of which is filed as Exhibit 4.1 and is incorporated herein by reference.

On January 22, 2013, the New Indenture Trustee entered into an intercreditor agreement (the “Parity Lien Intercreditor Agreement”) with Wells Fargo Bank, National Association, in its capacity as trustee and collateral agent (the “Existing Indenture Trustee”) under the indenture (the “Existing Indenture”), dated as of March 30, 2012, among our company, restricted subsidiaries of our company that from time to time become parties thereto as guarantors and the Existing Indenture Trustee, relating to the 8.50% Secured Notes. The Parity Lien Intercreditor Agreement provides for the equal and ratable nature of the liens on the collateral securing the Notes relative to liens on the collateral securing the 8.50% Secured Notes. Each holder of the Notes, by its acceptance of the Notes, has (a) consented to the equal and ratable nature of the liens on the collateral securing the Notes as provided for in the Parity Lien Intercreditor Agreement, and (b) agreed that it will be bound by, and will take no actions contrary to, the provisions of the Parity Lien Intercreditor Agreement. The description in this report of the material terms and conditions of the Party Lien Intercreditor Agreement is qualified by the text of the Party Lien Intercreditor Agreement, a copy of which is filed as Exhibit 4.2 and is incorporated herein by reference.

On January 22, 2013, the New Indenture Trustee entered into a first amendment to intercreditor agreement with the Existing Indenture Trustee and PNC Bank, National Association (“PNC”), in its capacity as agent under our senior secured credit facility and as limited agent (the “Amendment”), which, among other things, amended the existing intercreditor agreement, dated as of March 30, 2012, between the Existing Indenture Trustee and PNC to add the New Indenture Trustee as a party to such intercreditor agreement, to provide for the junior nature of the liens on the collateral securing the Notes relative to the liens on the collateral securing our credit facility, and to limit the rights of the New Indenture Trustee and the holders of the Notes to enforce remedies in respect of the collateral securing the Notes and to act in any insolvency proceedings. The description in this report of the material terms and conditions of the Amendment is qualified by the text of the Amendment, a copy of which is filed as Exhibit 4.3 and is incorporated herein by reference.

On January 22, 2013, we entered into a first supplemental indenture (the “Supplemental Indenture”) to the Existing Indenture. The Supplemental Indenture amended the Existing Indenture to permit the Private Placement, the Repurchases and the granting of the liens to secure the Notes. The description in this report of the material terms and conditions of the Supplemental Indenture is qualified by the text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.4 and is incorporated herein by reference.

On January 22, 2013, we entered into a consent and amendment no. 3 (the “PNC Consent”) to our revolving credit and security agreement, dated as of September 16, 2011, as previously amended, with PNC, as agent and lender. Under the PNC Consent, PNC consented to the Private Placement, the Repurchases and the granting of the liens to secure the Notes. The description in this report of the material terms and conditions of the PNC Consent is qualified by the text of the PNC Consent, a copy of which is filed as Exhibit 10.4 and is incorporated herein by reference.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 22, 2013, we issued $12,200,000 aggregate principal amount of the Notes pursuant to the Private Placement.

The Notes will bear interest at a rate of 10.875% per year, payable semiannually in arrears on January 15 and July 15 of each year, beginning July 15, 2013. The Notes will mature on January 15, 2017 unless redeemed or repurchased in accordance with their terms. The Notes are secured by liens on all assets securing our senior secured credit facilities (other than capital stock of subsidiaries of our company to the extent that inclusion of such capital stock would require the filing of separate financial statements for such subsidiaries with the United States Securities and Exchange Commission), which liens rank junior in priority to the liens securing our senior secured credit facilities and other permitted prior liens and on an equal and ratable basis with the liens securing our 8.50% Secured Notes.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional terms and conditions applicable to the Notes are described further in Item 1.01 of this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

4.1	10.875% Senior Secured Second Lien Notes Indenture, dated as of January 22, 2013, with Wells Fargo Bank, National Association, as trustee and collateral agent (including form of 10.875% Senior Secured Second Lien Note due 2017)

4.2	Intercreditor Agreement, dated as of January 22, 2013, between Wells Fargo Bank, National Association, as trustee and collateral agent under multiple indentures

4.3	First Amendment to Intercreditor Agreement, dated as of January 22, 2013, among PNC Bank, National Association, and Wells Fargo Bank, National Association, as trustee and collateral agent under multiple indentures

4.4	First Supplemental Indenture, dated as of January 22, 2013, with Wells Fargo Bank, National Association, as trustee and collateral agent

10.1	Securities Purchase Agreement, dated as of January 22, 2013, with Goldman Sachs Liberty Harbor Capital, LLC

10.2	Note Repurchase Agreement, dated as of January 9, 2013, with Silver Lake Credit Fund, L.P.

10.3	Note Repurchase Agreement, dated as of January 9, 2013, with Diamondback Master Fund, Ltd.

10.4	Consent and Amendment No. 3 to Revolving Credit and Security Agreement, dated as of January 22, 2013, with PNC Bank, National Association, as agent and lender

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED

Date: January 28, 2013	/s/ David P. Radloff
David P. Radloff
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of filing

4.1	10.875% Senior Secured Second Lien Notes Indenture, dated as of January 22, 2013, with Wells Fargo Bank, National Association, as trustee and collateral agent (including form of 10.875% Senior Secured Second Lien Note due 2017)	Filed herewith

4.2	Intercreditor Agreement, dated as of January 22, 2013, between Wells Fargo Bank, National Association, as trustee and collateral agent under multiple indentures	Filed herewith

4.3	First Amendment to Intercreditor Agreement, dated as of January 22, 2013, among PNC Bank, National Association, and Wells Fargo Bank, National Association, as trustee and collateral agent under multiple indentures	Filed herewith

4.4	First Supplemental Indenture, dated as of January 22, 2013, with Wells Fargo Bank, National Association, as trustee and collateral agent	Filed herewith

10.1	Securities Purchase Agreement, dated as of January 22, 2013, with Goldman Sachs Liberty Harbor Capital, LLC	Filed herewith

10.2	Note Repurchase Agreement, dated as of January 9, 2013, with Silver Lake Credit Fund, L.P.	Filed herewith

10.3	Note Repurchase Agreement, dated as of January 9, 2013, with Diamondback Master Fund, Ltd.	Filed herewith

10.4	Consent and Amendment No. 3 to Revolving Credit and Security Agreement, dated as of January 22, 2013, with PNC Bank, National Association, as agent and lender	Filed herewith